UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                 June 29, 2020

MAJESCO

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 25, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (Release No. 34-88465) (which supersedes the Commission’s original order dated March 4, 2020 under Section 36 of the Exchange Act (Release No. 34-88318)) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials and any amendments thereto with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Majesco (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Annual Report on Form 10-K for the year ended March 31, 2020 (the “Annual Report”) as a result of the circumstances set forth below.

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus, COVID-19, originating in Wuhan, China, and in March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. As a result of the global outbreak of COVID-19 and travel restrictions designed to contain the further spread of the virus, key personnel involved with the audit were unable to travel internationally to timely perform their procedures. Access to certain physical files located India required for the completion of the Annual Report was also delayed due to the lockdown in India. Furthermore, weather related events in India resulted in multiple Internet shut-downs which affected the preparation of the financial statements in a work from home environment. As a result of the foregoing, the Company has been unable to timely complete the Annual Report for filing.

Accordingly, in reliance upon the Order, the Company expects to file the Annual Report within 15 days after its original due date of June 29, 2020.

The Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 and its subsequent Quarterly Reports on Form 10-Q with the following risk factor:

The global COVID-19 pandemic has adversely affected, and may in the future adversely affect, our business, results of operations and financial condition.

In December 2019, COVID-19 began to impact the population of Wuhan, China. The continued spread of COVID-19 globally has resulted in a widespread health crisis that is adversely affecting the global economy and financial markets. In light of the uncertain and rapidly evolving situation relating to COVID-19, we have taken precautionary measures intended to minimize the risk of COVID-19 to our employees, our customers, and the communities in which we operate, which could negatively impact our business. National, state and local authorities have recommended social distancing and imposed quarantine and isolation measures on large portions of the population, including mandatory business closures. These measures, although intended to protect the population, are having serious adverse impacts on domestic and foreign economies of uncertain severity and duration. As of the date of this Current Report on Form 8-K, the COVID-19 outbreak has not caused material financial impact to our business. Financial impacts associated with the COVID-19 outbreak may include, but are not limited to, delays in critical development and commercialization activities and potential incremental costs associated with mitigating the effects of the outbreak, furloughs of employees disruption of supply chains, demand for our product and services, restrictions on the movement of employees, and a decline in value of assets held by us, including equipment. Although we continue to monitor the situation and may adjust our current policies as more information and public health guidance become available, the COVID-19 outbreak is ongoing, and its dynamic nature, including uncertainties relating to the ultimate spread of the virus, the severity of the disease, the duration of the outbreak and actions that may be taken by governmental authorities to contain the outbreak or to treat its impact, makes it difficult to accurately forecast any effects on our results of operations for 2021 and beyond.

As a result of COVID-19 and the measures designed to contain the spread of the virus, we may not have the materials or capacity to continue our development efforts according to our schedule. Further, there may be logistics issues, including our ability and to quickly resume operations, if necessary, and transportation demands that may cause further delays. While the disruptions and restrictions on the ability to travel, quarantines, and reduced operation as well as general limitations on movement are expected to be temporary, the duration of the disruption, and related financial impact, cannot be estimated at this time. Should the disruption continue for an extended period of time, the impact on the development and commercialization of our technology could have a material adverse effect on our results of operations and cash flows.

The macro-economic environment in the United States and abroad has adversely affected, and may in the future adversely affect, our ability to raise capital, which may potentially impact our ability to grow our operations.

The outbreak of COVID-19 has caused significant disruptions to the global financial markets, which could increase the cost of capital and adversely and could impact our ability to raise additional capital, which could negatively affect our liquidity in the future. If we are unable to raise funds as and when we need them, this may impact our strategic and growth initiatives. Therefore, unfavorable macroeconomic conditions, including as a result of COVID-19 and any resulting recession or slowed economic growth, could have a negative impact on our business. It is not possible at this time to estimate the impact that COVID-19 could have on our business, as the impact will depend on future developments, which are highly uncertain.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on the Company’s business, financial condition or results of operations. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 outbreak, on the demand for the Company’s products and services; the duration of the COVID-19 outbreak and severity of such outbreak in the states or jurisdictions in which the Company operates; the pace of recovery following the COVID-19 outbreak; and the adverse effects of the COVID-19 outbreak on the Company’s business and/or the market price of the Company’s common stock and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 and its subsequent filings with the Commission, including subsequent periodic reports on Forms 10-Q and 8-K. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO
Date: June 29, 2020
	By:	/s/ Wayne Locke
Wayne Locke, Chief Financial Officer

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